Rule 497(e)

File Nos. 333-212090 and 811-05817

GREAT-WEST SMART TRACK® ADVISOR VARIABLE ANNUITY

An individual flexible premium variable annuity

Issued by

Great-West Life & Annuity Insurance Company

Supplement dated November 1, 2018

to the Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2018

This Supplement amends certain information contained in the Prospectus and SAI dated May 1, 2018.

Effective on or about December 31, 2018 (the “Effective Date”), the following Investment Strategy Portfolios will be added:

Dimensional Fund Advisors DFA VA Global Moderate Allocation Portfolio (Institutional Class Shares)

Dimensional Fund Advisors VA Equity Allocation Portfolio (Institutional Class Shares)

Dimensional Fund Advisors VA Global Bond Portfolio (Institutional Class Shares)

Dimensional Fund Advisors VA Short-Term Fixed Portfolio (Institutional Class Shares)

These Investments Strategy Portfolios may only be accessed with additional payment of a Fund Facilitation Fee.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and

SAI dated May 1, 2018.

Please read this Supplement carefully and retain it for future reference.